Exhibit 10.8
AGREEMENT AND GENERAL RELEASE
("Agreement")

Celanese Corporation and its subsidiaries and affiliates ("Company", "Employer," or "Celanese"), 222 W. Las Colinas Blvd., Irving, Texas 75039, and THOMAS KELLY and his heirs, executors, administrators, successors, and assigns ("Executive") agree that:

1.Last Day of Active Employment; Transition Period; Separation Date. The last day of Executive's employment with the Company will be March 10, 2025 (the "Separation Date"), provided that during the period beginning January 31, 2025 (or such earlier date as determined by the Company) and ending on the Separation Date (the "Transition Period"), Executive shall no longer report to the office, and Executive shall only be required to provide certain transition services relating to the transition of business matters to Executive's successor during the Company's normal business hours, on an as-needed basis. For purposes of clarity, Executive shall continue to receive his customary base salary and benefits through the Separation Date, unless Executive's employment earlier terminates as set forth herein. Unless otherwise expressly agreed to in writing by the Company, if Executive voluntarily resigns or breaches the terms of this Agreement before the Separation Date, Executive's employment shall immediately terminate, and Executive will forfeit all rights to the consideration set forth in Section 2 below. In order to receive the consideration set forth in Section 2 below, Executive shall (i) comply with the terms of this Agreement and the Release (as defined below), (ii) abide by all Company policies and procedures and (iii) provide the transition services faithfully during the Transition Period, to the best of the Executive's ability and to the satisfaction of the Company, as directed by the Company.

2.Consideration. Each separate installment under this Agreement shall be treated as a separate payment for purposes of determining whether such payment is subject to or exempt from compliance with the requirements of Section 409A of the Internal Revenue Code. In consideration for timely signing and not revoking this Agreement and, on but not before the Separation Date, signing and not revoking the Release of Claims attached as Exhibit A (the "Release"), and compliance with the promises made herein and therein, in accordance with and pursuant to the terms of the Company's Designated Roles Member Severance Benefits Plan (formerly known as the Executive Severance Benefits Plan) originally effective in July of 2010, as amended from time to time (the "Severance Plan") and as additional consideration for Executive's entry into this Agreement, the Company and Executive agree that Executive will receive the payments and benefits set forth in Sections 2.a., 2.b., 2.c., 2.f.ii and 2.g. Executive and the Company acknowledge and agree that irrespective of whether this Agreement or the Release become effective, Executive shall receive the payments and benefits described in Sections 2.d., 2.e, and 2.f.i, subject to any requirements plans, agreements, or policies described therein.

a.Separation. Effective as of the Separation Date, Executive (i) shall separate from service with the Company and all of its affiliates and (ii) hereby resigns from any and all positions Executive may hold as a corporate officer or director of the Company and its subsidiaries and affiliates (including without limitation any positions as a director, manager, officer, committee member, or employee), and from all positions held on behalf of the Company (e.g., external and joint venture board memberships, internal committee positions, etc.).

b.Separation Pay. The Company will pay an amount equal to 100% of Executive's annual base salary as currently in effect ($700,000), plus an amount equal to 100% of Executive's one-year target bonus ($560,000), for a total payment of $1,260,000, less any lawful deductions. Such amount shall be paid within fifteen (15) days of the Release Effective Date (as defined in the Release), and in no event, later than June 30, 2025, provided that all the conditions herein have been satisfied on or before the date of payment.

c.2024 and 2025 Annual Bonuses. For 2024, Executive will be eligible to receive an annual bonus payout, minus lawful deductions. The bonus payout will be based on Executive's annual bonus target percentage, which is 80% of Executive's annual base salary, modified based on an individual performance modifier at 1.0 and actual Company performance, subject to the terms of the Company's annual incentive plan. For 2025, Executive will be eligible to receive a pro-rated annual bonus payout, minus lawful deductions. The bonus payout will be based on the Executive's annual bonus target percentage which is 80% of Executive's annual base salary, modified based on an individual performance modifier at 1.0 and actual Company performance, prorated for service in 2025, subject to the terms of the Company's annual incentive plan. The 2024 bonus payout will be paid to Executive by March 30, 2025. The 2025 bonus payout will be paid to the Executive by March 30, 2026. For purposes of clarity, Executive will not be entitled to any bonus for 2026.

d.Long-Term Equity and Cash Awards ("LTIs"). The Company will fulfill its obligations to Executive pursuant to the terms of the signed equity award agreements (collectively, the "Equity Awards"). This includes any vesting pursuant to the Equity Awards through the Separation Date (or, if earlier, the date of his termination of employment). The Company and Executive agree that the total Equity Awards for which Executive is eligible are set forth at Exhibit B. Executive will not be entitled to any equity grant for 2025.

e.Pension and 401(k) Plan Vesting. Executive shall receive all vested benefits under the Celanese Americas Retirement Pension Plan and the Celanese 401(k) Savings Plan in accordance with the terms thereof.

f.Company Benefit Plans.

i.    Executive's benefits (e.g., medical, dental, life insurance, LTD, 401(k) contributions, etc.) will continue until the Separation Date (or, if earlier, the date of Executive's termination), subject to the terms of those programs.

ii.    If Executive is enrolled in Company provided medical and or dental coverage immediately before separation, Executive may continue to purchase coverage at the active Executive monthly premium rate, for up to 12 months or until Executive becomes eligible for coverage under another health care plan. This coverage is considered part of the Executive's COBRA eligibility. Executive may purchase additional COBRA coverage beyond the subsidized coverage, at their own expense, for the balance of the COBRA period, at COBRA rates. The benefits described in this Section

2.f.ii. shall no longer be provided to the extent the Company determines that such would result in any fine, penalty or violation of law for being a discriminatory benefit or otherwise.

g.Outplacement Services. The Company will pay for Outplacement Services in accordance with the terms of the Severance Plan, provided that all the conditions therein and herein have been satisfied.

The payments and other benefits provided under this Agreement shall be reduced by applicable withholding taxes and other lawful deductions.

3.No Consideration Absent Execution of this Agreement and the Release. Executive understands and agrees that Executive would not receive the monies and/or benefits described in Sections 2.a., 2.b., 2.c., 2.f.ii. and 2.g. unless Executive timely signs and does not revoke either this Agreement or the Release, and fulfills the promises contained herein and therein.

4.Return of Company Property. Executive will surrender to the Company, on a mutually agreeable date prior to the Separation Date, all Company materials, including but not limited to Executive's Company laptop computer, phone, credit card, calling cards, etc. Executive will be responsible for resolving any outstanding balances on the Company credit card. The Company and Executive will coordinate the transfer of Executive's cell phone number to Executive's personal cell phone.

5.General Release of Claims. Executive on Executive's own behalf and on behalf of Executive's agents, administrators, representatives, executors, successors, heirs, devisees and assigns (collectively, the "Releasing Parties") knowingly and voluntarily releases and forever discharges, to the full extent permitted by law, in all countries, including but not limited to the U.S., the People's Republic of China (PRC), the United Kingdom (U.K.), the Netherlands, and the Federal Republic of Germany (FRG), the Company, its parent corporation, affiliates, subsidiaries, divisions, predecessors, successors, and assigns and the current and former employees, officers, directors, and agents thereof (each individually, a "Company Releasee" and collectively, the "Company Releasees"), of and from any and all claims, known and unknown, asserted and unasserted, Executive has or may have against the Company Releasees as of the date of execution of this Agreement, including, but not limited to, any alleged violation of:

•Title VII of the Civil Rights Act of 1964, as amended;
•The Civil Rights Act of 1991;
•Sections 1981 through 1988 of Title 42 of the United States Code, as amended;
•The Employee Retirement Income Security Act of 1974, as amended;
•Executive Order 11246, as amended;
•The Immigration Reform and Control Act, as amended;
•The Americans with Disabilities Act of 1990, as amended;
•The Age Discrimination in Employment Act of 1967, as amended;
•The Workers Adjustment and Retraining Notification Act, as amended;
•The Occupational Safety and Health Act, (OSHA) as amended;
•The Wall Street Reform Act of 2010 (Dodd-Frank);
•The Family Medical Leave Act of 1993;

•The Sarbanes-Oxley Act of 2002;
•The National Labor Relations Act (NLRA), as amended;
•The Texas Civil Rights Act, as amended and related statutes;
•The Texas Minimum Wage Law, as amended;
•Equal Pay Law for Texas, as amended;
•Florida Civil Rights Act and related statutes;
•Indiana Civil Rights Act and related statutes;
•Kentucky Civil Rights Act and related statutes;
•Michigan Elliott-Larsen Civil Rights Act and related statutes;
•Michigan Sales Representatives Commission Act;
•Minnesota Human Rights Act and related statutes;
•North Carolina Equal Employment Practices Act and related statutes;
•North Carolina Retaliatory Employment Discrimination Act;
•Ohio Civil Rights Act and related statutes;
•South Carolina Human Affairs Law and related statutes;
•Virginia Human Rights Act and related statutes;
•Delaware Discrimination in Employment Act and related statutes;
•California Fair Employment and Housing Act, Cal. Gov't Code § 12900 et seq. and related statutes;
•Constitution of the Commonwealth of Puerto Rico;
•Puerto Rico Act No. 80 of May 30, 1976 (termination without just cause) including its recall provisions and related statutes;
•Puerto Rico Act No. 100 of June 30, 1959 (discrimination based on age, race, sex, color, religion, marriage, political ideas, military status, sexual orientation, gender identity, social condition or origin, national origin, or for being an actual or perceived victim of domestic violence, sexual battery, or stalking) and related statutes;
•West Virginia Human Rights Act – W. Va. Code §5-11-1 et seq. and related statutes;
•Pennsylvania Human Relations Act, Pennsylvania Whistleblower Law, and related statutes;
•New Jersey Law Against Discrimination, New Jersey Conscientious Employee Protection Act, New Jersey Family Leave Act, and related statutes;
•Miss. Code Ann. § 45-9-55 and related statutes;
•Georgia Fair Employment Practices Act, Georgia Equal Pay Act, Georgia Prohibition of Age Discrimination in Employment Act, Georgia Equal Employment for Persons with Disabilities Code, and related statutes;
•Any other federal, state, or local civil or human rights law, including but not limited to any other local, state, or federal law, regulation, or ordinance in any state in the United States;
•Any public policy, contract, tort, or common law, or a grievance under the applicable collective bargaining agreement;
•Any claim for costs, fees, or other expenses including attorneys' fees incurred in these matters.
6.Affirmations. Executive affirms that Executive has not filed, caused to be filed, or presently is a party to any claim, complaint, or action against any Company Releasee in any forum or form; provided, however, that the foregoing does not affect any right to file an administrative charge with the Equal Employment Opportunity Commission

("EEOC"), OSHA, the National Labor Relations Board ("NLRB"), or a charge or complaint under applicable laws with the Securities and Exchange Commission ("SEC") or any other federal, state, or municipal agency with appropriate jurisdiction (a "Government Agency"), subject to the restriction that if any such charge or complaint is filed, Executive agrees not to violate the confidentiality provisions of this Agreement, except by an order of a court having competent jurisdiction, if required by applicable law, or if in connection with confidential communications with a Government Agency or an investigation conducted by a Government Agency with appropriate jurisdiction. Additionally, no provision of this Release shall be interpreted so as to impede Executive (or any other individual) from reporting possible violations of federal law or regulation to any governmental agency or entity or making other disclosures under the whistleblower provisions of federal law or regulation or accepting any monetary reward in connection therewith, and Executive does not need the prior authorization of the Company to make any such reports or disclosures and Executive shall not be required to notify the Company that such reports or disclosures have been made. Executive further agrees and covenants that should Executive or any other person, organization, or other entity file, charge, claim, sue, or cause or permit to be filed any charge or claim with the EEOC, or any civil action, suit, or legal proceeding against any Company Releasee involving any matter occurring at any time in the past, Executive will not seek or accept any personal relief (including a judgment, relief, or settlement) in such charge, civil action, suit, or proceeding, unless otherwise required by applicable law. Executive further affirms that Executive has reported all hours worked as of the date of this Agreement and has been paid and/or has received all leave (paid or unpaid), compensation, wages, bonuses, commissions, and/or benefits to which Executive may be entitled and that no other leave (paid or unpaid), compensation, wages, bonuses, commissions, and/or benefits are due to Executive, except as provided in this Agreement. Executive furthermore affirms that Executive has no known workplace injuries or occupational diseases.

7.Confidentiality. Executive agrees not to disclose any information regarding the existence or substance of this Agreement, except to Executive's spouse, tax advisor, and an attorney with whom Executive chooses to consult regarding Executive's consideration of this Agreement or as permitted by applicable law. Executive agrees and recognizes that any knowledge or information of any type whatsoever of a confidential nature relating to the business of the Company or any of its subsidiaries, divisions, or affiliates, including, without limitation, all types of trade secrets, client lists or information, employee lists or information, information regarding product development, marketing plans, management organization, operating policies or manuals, performance results, business plans, financial records, or other financial, commercial, business, or technical information (collectively "Confidential Information"), must be protected as confidential and not copied, disclosed, or used other than for the benefit of the Company at any time unless and until such knowledge or information is in the public domain through no wrongful act by Executive. Executive further agrees not to divulge to anyone (other than the Company or any persons employed or designated by the Company), publish, or make use of any such Confidential Information without the prior written consent of the Company, except by an order of a court having competent jurisdiction or if in connection with confidential communications with a Government Agency or an investigation conducted by a Government Agency with appropriate jurisdiction. Nothing in this Section 7 is intended to interfere with Executive's right to engage in the conduct outlined in Section 6, or to otherwise interfere with Executive's rights under any applicable federal, state or local law(s).

8.Notification of Allowable Disclosure of Trade Secret Information in the United States. An individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, an individual who files a lawsuit against his or her employer alleging retaliation for reporting a suspected violation of law may disclose the trade secret to his or her attorney. The individual also may use the trade secret information in the court proceeding, provided that he or she files any document containing the trade secret under seal and does not disclose the trade secret except pursuant to a court order.

9.Non-solicitation of Employees. Executive acknowledges and recognizes the highly confidential nature of the business of the Company. To the extent applicable under existing law, without the express written permission of the Company, for as long as Executive is employed by the Company and for a period of three (3) years from the Separation Date, Executive shall not, directly or indirectly, solicit or hire employees of the Company for employment or otherwise interfere with the Company's relationship with such employees; provided, however, that nothing in this Section 9 shall restrict Executive from owning solely as an investment, publicly traded securities of any company that is engaged in the business of the Company, if Executive (i) is not a controlling person of, or a member of a group which controls; and (ii) does not, directly or indirectly, own 5% or more of any class of securities of any such company.

10.Governing Law and Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas, without regard to its conflict of laws provision. In the event Executive or the Company breaches any provision of this Agreement, Executive and the Company affirm that either may institute an action to specifically enforce any term or provision of this Agreement. Should any provision of this Agreement be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement in full force and effect.

11.Non-admission of Wrongdoing. The parties hereto agree that neither this Agreement nor the furnishing of the consideration for the release contained in this Agreement and the Release shall be deemed or construed at any time for any purpose as an admission by the Company or any Company Releasee of any liability or unlawful conduct of any kind.

12.Non-Disparagement. Executive agrees that Executive shall at no time make, publish, or communicate to any person or entity or in any public forum or otherwise, any defamatory, maliciously false, or disparaging remarks, comments or statements concerning any Company Releasee or their respective businesses, reputations, or any of their respective employees, officers, or directors now or in the future. Likewise, the Company agrees to direct its executive leadership team not to make, publish, or communicate to any person or entity or in any public forum or otherwise, any defamatory, maliciously false, or disparaging remarks, comments, or statements not to disparage or make any disparaging remark or send any disparaging communication concerning Executive. Nothing in this Section 12 is intended to interfere with Executive's right to engage in the conduct outlined in Section 6, or to otherwise interfere with Executive's rights under any applicable federal, state or local law(s).

13.Future Cooperation. Executive agrees to make reasonable efforts to assist the Company, including but not limited to responding to telephone calls, assisting with transition duties, assisting with issues that arise prior to and after the Separation Date, and assisting with the defense or prosecution of any lawsuit or claim. This includes but is not limited to providing deposition testimony, attending hearings, and testifying on behalf of the Company. The Company will reimburse Executive for reasonable time and expenses in connection with any future cooperation after the Separation Date, at a mutually-agreed upon rate, provided that such reasonable time and expenses are pre-approved by the Company in writing prior to being incurred. Time and expenses may include loss of pay or using vacation time at a future employer. The Company shall reimburse Executive within thirty (30) days of remittance by Executive to the Company of documentation concerning such time and expenses incurred, provided that such time expenses were pre-approved by the Company in writing.

14.Injunctive Relief. Executive agrees and acknowledges that the Company will be irreparably harmed by any breach or threatened breach by Executive of this Agreement or any Prior Agreement (as defined below) and that monetary damages would be grossly inadequate. Accordingly, Executive agrees that in the event of a breach or threatened breach of this Agreement or any Prior Agreement by Executive, the Company shall be entitled to immediate injunctive or other preliminary or equitable relief, as appropriate, in addition to all other remedies at law or equity.

15.Review Period. Executive is hereby advised he has up to twenty-one (21) calendar days from the date Executive receives it to review this Agreement and to consult with an attorney prior to execution of this Agreement. Executive agrees that any modifications made to this Agreement do not restart or affect in any manner the original twenty-one (21) calendar day consideration period. The Company advises Executive to consult with an attorney of his choosing regarding this Agreement (at his own expense), which includes a release for claims of age discrimination under the Age Discrimination in Employment Act.

16.Revocation Period and Effective Date. If Executive signs and returns to the Company a copy of this Agreement, Executive has a period of seven (7) days ("Revocation Period" following the date of such execution to revoke this Agreement. This Agreement will become effective and irrevocable on the eighth (8th) day following the date Executive signs this Agreement ("Effective Date") if not previously revoked. In order for the revocation to be effective, written notice must be received by the Company no later than close of business on the seventh (7th) day after Executive signs this Agreement at which time the Revocation Period shall expire.

17.Amendment; Severability; Counterparts. This Agreement may not be modified, altered, or changed except upon express written consent of the parties hereto wherein specific reference is made to this Agreement. The parties to this Agreement agree that should any government agency or court of competent jurisdiction declare or determine that any provision of this Agreement is illegal or invalid, the validity of the remaining parts, terms or provisions of this Agreement shall not be affected and such provisions shall remain in full force and effect and any illegal or invalid part, term, or provision, will not be deemed to be a part of this Agreement. This Agreement may be executed in multiple counterparts and each counterpart when taken as a whole with the other executed counterparts shall constitute an original.

18.Entire Agreement. This Agreement and the Release set forth the entire agreement between the parties hereto, and fully supersede any prior obligation of the Company to Executive, other than any prior non-disclosure, non-solicitation, non-competition, or arbitration agreement or provision which Executive entered into or is otherwise subject to (collectively, the "Prior Agreements"), which are incorporated into this Agreement by this reference, reaffirmed by Executive, and which remain in full force and effect according to their respective terms. The parties hereto agree that if any conflict exists between the provisions of this Agreement, the Release, and any Prior Agreements, those provisions providing greater protection to the Company and its affiliates shall control. Executive acknowledges that Executive has not relied on any representations, promises, or agreements of any kind made to Executive in connection with Executive's decision to enter into this Agreement or the Release, except for those set forth in this Agreement or the Release.

19.HAVING ELECTED TO EXECUTE THIS AGREEMENT, TO FULFILL THE PROMISES, AND TO RECEIVE THE SUMS AND BENEFITS IN SECTION 2 ABOVE, EXECUTIVE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE, AND RELEASE ALL CLAIMS EXECUTIVE HAS OR MIGHT HAVE AGAINST THE COMPANY RELEASEES.

[Remainder of page intentionally blank. Signature page(s) follow(s).]

IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily executed this Agreement as of the date indicated below:

Executive	Celanese Corporation:
THOMAS KELLY	By:	/s/ Vanessa Dupuis

	Name:	Vanessa Dupuis
Signature: /s/ Thomas Kelly	Title:	Chief Human Resources Officer
Date: 2/6/2025	Date:	2/6/2025

Signature Page to
Executive Separation Agreement and Release

Exhibit A

RELEASE OF CLAIMS

This Release of Claims ("Release") is made and entered into by and between Celanese Corporation and its subsidiaries and affiliates ("Company", "Employer," or "Celanese"), 222 W. Las Colinas Blvd., Irving, Texas 75039, and THOMAS KELLY and his heirs, executors, administrators, successors, and assigns ("Executive"). Terms used in this Release with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement and General Release to which this Release is attached (the "Agreement").

WHEREAS, Executive and the Company are parties to the Agreement; and

WHEREAS, Section 2 of the Agreement provides that Executive is entitled to certain payments and benefits if Executive timely signs and does not revoke the Agreement and this Release.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and adequacy of which are acknowledged, Executive and the Company agree as follows:

1.Release of Claims. In consideration of the promises of the Company provided in the Agreement, including, without limitation, the payments and benefits set forth in Section 2 of the Agreement, that being good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged by Executive, Executive on Executive's own behalf and on behalf of the Releasing Parties, knowingly and voluntarily releases and forever discharges, to the full extent permitted by law, in all countries, including but not limited to the U.S., the People's Republic of China (PRC), the United Kingdom (U.K.), the Netherlands, and the Federal Republic of Germany (FRG), the Company Releasees of and from any and all claims, known and unknown, asserted and unasserted, Executive has or may have against the Company Releasees as of the date of execution of this Release, including, but not limited to, any alleged violation of:

•Title VII of the Civil Rights Act of 1964, as amended;
•The Civil Rights Act of 1991;
•Sections 1981 through 1988 of Title 42 of the United States Code, as amended;
•The Employee Retirement Income Security Act of 1974, as amended;
•Executive Order 11246, as amended;
•The Immigration Reform and Control Act, as amended;
•The Americans with Disabilities Act of 1990, as amended;
•The Age Discrimination in Employment Act of 1967, as amended;
•The Workers Adjustment and Retraining Notification Act, as amended;
•The Occupational Safety and Health Act, (OSHA) as amended;
•The Wall Street Reform Act of 2010 (Dodd-Frank);
•The Family Medical Leave Act of 1993;
•The Sarbanes-Oxley Act of 2002;
•The National Labor Relations Act (NLRA), as amended;
•The Texas Civil Rights Act, as amended and related statutes;

•The Texas Minimum Wage Law, as amended;
•Equal Pay Law for Texas, as amended;
•Florida Civil Rights Act and related statutes;
•Indiana Civil Rights Act and related statutes;
•Kentucky Civil Rights Act and related statutes;
•Michigan Elliott-Larsen Civil Rights Act and related statutes;
•Michigan Sales Representatives Commission Act;
•Minnesota Human Rights Act and related statutes;
•North Carolina Equal Employment Practices Act and related statutes;
•North Carolina Retaliatory Employment Discrimination Act;
•Ohio Civil Rights Act and related statutes;
•South Carolina Human Affairs Law and related statutes;
•Virginia Human Rights Act and related statutes;
•Delaware Discrimination in Employment Act and related statutes;
•California Fair Employment and Housing Act, Cal. Gov't Code § 12900 et seq. and related statutes;
•Constitution of the Commonwealth of Puerto Rico;
•Puerto Rico Act No. 80 of May 30, 1976 (termination without just cause) including its recall provisions and related statutes;
•Puerto Rico Act No. 100 of June 30, 1959 (discrimination based on age, race, sex, color, religion, marriage, political ideas, military status, sexual orientation, gender identity, social condition or origin, national origin, or for being an actual or perceived victim of domestic violence, sexual battery, or stalking) and related statutes;
•West Virginia Human Rights Act – W. Va. Code §5-11-1 et seq. and related statutes;
•Pennsylvania Human Relations Act, Pennsylvania Whistleblower Law, and related statutes;
•New Jersey Law Against Discrimination, New Jersey Conscientious Employee Protection Act, New Jersey Family Leave Act, and related statutes;
•Miss. Code Ann. § 45-9-55 and related statutes;
•Georgia Fair Employment Practices Act, Georgia Equal Pay Act, Georgia Prohibition of Age Discrimination in Employment Act, Georgia Equal Employment for Persons with Disabilities Code, and related statutes;
•Any other federal, state, or local civil or human rights law, including but not limited to any other local, state, or federal law, regulation, or ordinance in any state in the United States;
•Any public policy, contract, tort, or common law, or a grievance under the applicable collective bargaining agreement;
•Any claim for costs, fees, or other expenses including attorneys' fees incurred in these matters.

2.Affirmations. Executive affirms that Executive has not filed, caused to be filed, or presently is a party to any claim, complaint, or action against any Company Releasee in any forum or form; provided, however, that the foregoing does not affect any right to file an administrative charge with the EEOC, OSHA, the NLRB, or a charge or complaint under applicable laws with the SEC or any other Government Agency, subject to the restriction that if any such charge or complaint is filed, Executive agrees not to violate the confidentiality provisions of the Agreement or this Release, except by an order of a court having competent jurisdiction, if required by applicable law, or if in connection with confidential communications with a Government Agency or an investigation conducted by a Government Agency with appropriate jurisdiction. Additionally, no provision of this Release shall be interpreted so as to impede Executive (or any other individual) from reporting possible violations of federal law or regulation to any governmental agency or entity or making other disclosures under the whistleblower provisions of federal law or regulation or accepting any monetary reward in connection therewith, and Executive does not need the prior authorization of the Company to make any such reports or disclosures and Executive shall not be required to notify the Company that such reports or disclosures have been made. Executive further agrees and covenants that should Executive or any other person, organization, or other entity file, charge, claim, sue, or cause or permit to be filed any charge or claim with the EEOC, or any civil action, suit, or legal proceeding against any Company Releasee involving any matter occurring at any time in the past, Executive will not seek or accept any personal relief (including a judgment, relief, or settlement) in such charge, civil action, suit, or proceeding, unless otherwise required by applicable law. Executive further affirms that Executive has reported all hours worked as of the date of this Release and has been paid and/or has received all leave (paid or unpaid), compensation, wages, bonuses, commissions, and/or benefits to which Executive may be entitled and that no other leave (paid or unpaid), compensation, wages, bonuses, commissions, and/or benefits are due to Executive, except as provided in the Agreement and this Release. Executive furthermore affirms that Executive has no known workplace injuries or occupational diseases.

3.Confidentiality. Executive agrees not to disclose any information regarding the existence or substance of the Agreement or this Release, except to Executive's spouse, tax advisor, and an attorney with whom Executive chooses to consult regarding Executive's consideration of the Agreement and this Release or as permitted by applicable law. Executive agrees and recognizes that all Confidential Information, must be protected as confidential and not copied, disclosed, or used other than for the benefit of the Company at any time unless and until such knowledge or information is in the public domain through no wrongful act by Executive. Executive further agrees not to divulge to anyone (other than the Company or any persons employed or designated by the Company), publish, or make use of any such Confidential Information without the prior written consent of the Company, except by an order of a court having competent jurisdiction or if in connection with confidential communications with a Government Agency or an investigation conducted by a Government Agency with appropriate jurisdiction. Nothing in this Section 3 is intended to interfere with Executive's right to engage in the conduct outlined in Section 2, or to otherwise interfere with Executive's rights under any applicable federal, state or local law(s).

4.Notification of Allowable Disclosure of Trade Secret Information in the United States. An individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, an individual who files a lawsuit against his or her employer alleging retaliation for reporting a suspected violation of law may disclose the trade secret to his or her attorney. The individual also may use the trade secret information in the court proceeding, provided that he or she files any document containing the trade secret under seal and does not disclose the trade secret except pursuant to a court order.

5.Review Period. Executive, by the voluntary act of signing below, acknowledges that Executive has been given a period of at least twenty-one (21) calendar days from the date Executive receives it to review this Release and to consult with an attorney prior to execution of this Release. Executive agrees that any modifications made to this Release do not restart or affect in any manner the original twenty-one (21) calendar day consideration period. EXECUTIVE SHALL NOT SIGN AND RETURN THIS RELEASE PRIOR TO THE SEPARATION DATE; PROVIDED, HOWEVER, THAT EXECUTIVE MUST RETURN THE SIGNED RELEASE TO THE COMPANY BY 5:00 P.M. CENTRAL ON THE DATE IMMEDIATELY FOLLOWING THE SEPARATION DATE TO RECEIVE THE PAYMENTS AND OTHER BENEFITS DESCRIBED IN SECTION 2 OF THE AGREEMENT. Executive understands and agrees that Executive shall not receive the consideration set forth in Section 2 of the Agreement if Executive fails to comply with the terms of this Section 5. The Company advises Executive to consult with an attorney of his choosing regarding this Release (at his own expense), which includes a release for claims of age discrimination under the Age Discrimination in Employment Act.

6.Revocation Period and Effective Date. If Executive signs and returns to the Company a copy of this Release in accordance with Section 5, Executive has a period of seven (7) days ("Revocation Period") following the date of such execution to revoke this Release. This Release will become effective and irrevocable on the eighth (8th) day following the date Executive signs this Release ("Release Effective Date") if not previously revoked. In order for the revocation to be effective, written notice must be received by the Company no later than close of business on the seventh (7th) day after Executive signs this Release at which time the Revocation Period shall expire.

7.Governing Law and Interpretation. This Release shall be governed by and construed in accordance with the laws of the state of Texas, without regard to its conflict of laws provision. In the event Executive or the Company breaches any provision of this Release, Executive and the Company affirm that either may institute an action to specifically enforce any term or provision of this Release. Should any provision of this Release be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Release in full force and effect.

8.Non-admission of Wrongdoing. The parties hereto agree that neither this Release nor the furnishing of the consideration for the release contained in the Agreement and this Release shall be deemed or construed at any time for any purpose as an admission by the Company or any Company Releasee of any liability or unlawful conduct of any kind.

9.Amendment; Severability; Counterparts. This Release may not be modified, altered, or changed except upon express written consent of the parties hereto wherein specific reference is made to this Release. The parties to this Release agree that should any government agency or court of competent jurisdiction declare or determine that any provision of the Agreement or this Release is illegal or invalid, the validity of the remaining parts, terms or provisions of the Agreement and this Release shall not be affected, and such provisions shall remain in full force and effect and any illegal or invalid part, term, or provision, will not be deemed to be a part of the Agreement or this Release. This Release may be executed in multiple counterparts, each counterpart when taken as a whole with the other executed counterparts shall constitute an original.

10.Entire Agreement. This Release, the Agreement, and the Prior Agreements set forth the entire agreement between the parties hereto, and fully supersede any prior obligation of the Company to Executive. The parties hereto agree that if any conflict exists between the provisions of this Agreement, the Release, and any Prior Agreements, those provisions providing greater protection to the Company and its affiliates shall control. Executive acknowledges that Executive has not relied on any representations, promises, or agreements of any kind made to Executive in connection with Executive's decision to enter into the Agreement or this Release, except for those set forth in the Agreement or this Release.

11.HAVING ELECTED TO EXECUTE THE AGREEMENT AND THIS RELEASE, TO FULFILL THE PROMISES HEREIN AND THEREIN, AND TO RECEIVE THE SUMS AND BENEFITS IN SECTION 2 OF THE AGREEMENT, EXECUTIVE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERED INTO THE AGREEMENT AND NOW ENTERS INTO THIS RELEASE INTENDING TO WAIVE, SETTLE, AND RELEASE ALL CLAIMS EXECUTIVE HAS OR MIGHT HAVE AGAINST THE COMPANY RELEASEES.

IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily executed this Release as of the date indicated below:

Executive	Celanese Corporation:
THOMAS KELLY	By:	/s/ Vanessa Dupuis

	Name:	Vanessa Dupuis
Signature: /s/ Thomas Kelly	Title:	Chief Human Resources Officer
Date: 3/10/25	Date:	3/10/25

Exhibit B

Summary of LTI Awards